                                SECOND AMENDMENT

                  SECOND AMENDMENT, dated as of February 24, 1999 (this "Amendment"), under the Credit Agreement, dated as of August 17, 1998 (as heretofore amended, supplemented or otherwise modified, the "Credit Agreement"), among The Grand Union Company (the "Company"), Warburg Dillon Read LLC, UBS AG, Stamford Branch, Lehman Brothers Inc. and Lehman Commercial Paper Inc. (collectively, the "Agents") and each of the financial institutions from time to time party thereto (the "Lenders").

                                   WITNESSETH:

                  WHEREAS, the Company, the Lenders and the Agents are parties to the Credit Agreement;

                  WHEREAS, the Company has requested that the Lenders amend
Section 7.7 of the Credit Agreement (Limitations on Capital Expenditures) as set forth below; and

                  WHEREAS, the Lenders are willing to so amend the Agreement, but only upon the terms and conditions of this Amendment;

                  NOW THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt of which is hereby acknowledged, the Company, the Lenders and the Agents hereby agree as follows:

                  1. Defined Terms. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.

                  2. Amendment to Section 7.7 (Limitations on Capital Expenditures). Effective as of the date hereof, Section 7.7 of the Credit Agreement is hereby amended by inserting at the end of clause (a)(i) the following: "except that up to $30,000,000 of the amount not expended in fiscal year 1999 may be carried over for expenditure in fiscal year 2000".

                  3. Representations and Warranties. After giving effect to this Amendment, the Company hereby represents and warrants that all of the representations and warranties contained in the Credit Agreement are true and correct in all material respects as of the date hereof (unless stated to relate to a specific earlier date, in which case, such representations and warranties shall be true and correct in all material respects as of such earlier date).

                  4. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon receipt by the Agents of counterparts hereof duly executed by the Required Lenders and the Company.

                  5. Miscellaneous. (a) Except as expressly set forth in this Amendment, the Credit Agreement is and shall continue to be in full force and effect in accordance with its terms, and this Amendment shall not constitute the Lenders' consent or indicate their willingness to consent to any other amendment, modification or waiver of the Credit Agreement or the other Loan Documents.

                  (b) This Amendment may be executed by the parties hereto on one or more counterparts, and all of such counterparts shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  (c) This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.



                                   THE GRAND UNION COMPANY


                                   By: /s/ Francis E. Nicastro
                                       ______________________________________
                                       Name:
                                       Title:


                                   WARBURG DILLON READ LLC


                                   By: /s/ Michael Y. Leder
                                       ______________________________________
                                       Name:
                                       Title:


                                   By: /s/ Warren M. Eckstein
                                       ______________________________________
                                       Name:
                                       Title:


                                   UBS AG, STAMFORD BRANCH


                                   By: /s/ Michael Y. Leder
                                       ______________________________________
                                       Name:
                                       Title:


                                   By: /s/ Gary D. Riddell
                                       ______________________________________
                                       Name:
                                       Title:

                                       LEHMAN BROTHERS INC.


                                   By: /s/ William J. Gallagher
                                       ______________________________________
                                       Name:
                                       Title:


                                   LEHMAN COMMERCIAL PAPER INC.


                                   By: /s/ Michael E. O'Brien
                                       ______________________________________
                                       Name:
                                       Title:


                                   FIRST UNION NATIONAL BANK


                                   By: /s/ Caryn Crittenden
                                       ______________________________________
                                       Name:
                                       Title:


                                   GOLDMAN SACHS CREDIT PARTNERS L.P.


                                   By:
                                       ______________________________________
                                       Name:
                                       Title:

                                   ML CBO IV (CAYMAN) LTD.
                                   by HIGHLAND CAPITAL MANAGEMENT
                                   L.P. as Collateral Agent


                                   By: /s/ James Dondero
                                       ______________________________________
                                       Name:
                                       Title:


                                   CANADIAN IMPERIAL BANK OF COMMERCE


                                   By: /s/ Karen Volk
                                       ______________________________________
                                       Name:
                                       Title:


                                   KZH CNC LLC


                                   By: /s/ Virginia Conway
                                       ______________________________________
                                       Name:
                                       Title:


                                   MERRILL LYNCH PRIME RATE PORTFOLIO,
                                   by MERRILL LYNCH ASSET MANAGEMENT, L.P., as investment advisor


                                   By: /s/ George D. Pelose
                                       ______________________________________
                                       Name:
                                       Title:

                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.

                                   By: /s/ George D. Pelose
                                       ______________________________________
                                       Name:
                                       Title:


                                   QUANTUM PARTNERS LDC


                                   By: /s/ Mark Sonnino
                                       ______________________________________
                                       Name:
                                       Title:


                                   QUOTA FUND N.V.


                                   By: /s/ Mark Sonnino
                                       ______________________________________
                                       Name:
                                       Title:


                                   TORONTO DOMINION (NEW YORK), INC.


                                   By:
                                       ______________________________________
                                       Name:
                                       Title:

                                   ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                   (as assignee) by PILGRIM INVESTMENTS,
                                   INC., as its investment manager


                                   By: /s/ Michel Prince
                                       ______________________________________
                                       Name:
                                       Title:


                                   PILGRIM AMERICA HIGH INCOME INVESTMENTS,
                                   LTD. (as assignee) by PILGRIM
                                   INVESTMENTS, INC., as its investment
                                   manager


                                   By: /s/ Michel Prince
                                       ______________________________________
                                       Name:
                                       Title:

                                   SYNDICATED LOAN FUNDING TRUST by LEHMAN
                                   COMMERCIAL PAPER INC., as asset manager


                                   By: /s/ Michael E. O'Brien
                                       ______________________________________
                                       Name:
                                       Title:

                                   ELC (CAYMAN) LTD.


                                   By: /s/ Thomas M. Finke
                                       ______________________________________
                                       Name:
                                       Title:


                                   CHASE SECURITIES INC., as agent for
                                   THE CHASE MANHATTAN BANK


                                   By:
                                       ______________________________________
                                       Name:
                                       Title:


                                   SENIOR HIGH INCOME PORTFOLIO INC.


                                   By: /s/ George D. Pelose
                                       ______________________________________
                                       Name:
                                       Title:

                                   KZH HIGHLAND-2 LLC


                                   By: /s/ Shari Finkelstein
                                       ______________________________________
                                       Name:
                                       Title:

Agreed and Accepted:

GRAND UNION STORES, INC. OF VERMONT
GRAND UNION STORES OF NEW HAMPSHIRE, INC.
MERCHANDISING SERVICES, INC.
SPECIALTY MERCHANDISING SERVICES, INC.

By: /s/ Francis E. Nicastro
    ______________________________________
    Name:
    Title: